Exhibit 99.2

verizonwireless
TINT WORLD
Envy
TROPICAL SMOOTHIE
CAFE

WHEELER

REAL ESTATE INVESTMENT TRUST

Supplemental Operating and Financial Data

for the three months and six months ended June 30, 2014

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust ‘s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust’s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            2

Company Overview

Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. (“Wheeler” or the “Company”) specializes in owning, acquiring, financing, developing, renovating, leasing and managing income producing assets, such as community centers, neighborhood centers, strip centers and free-standing retail properties. Wheeler’s portfolio contains strategically selected properties, primarily leased by nationally and regionally recognized retailers of consumer goods and located in the Northeastern, Mid-Atlantic, Southeast and Southwest regions of the United States. Wheeler’s common stock, Series B Convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP” and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executives Management
Jon S. Wheeler - Chairman & CEO
Steven M. Belote - CFO
Robin A. Hanisch - Secretary

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Christopher J. Ettel	Carl B. McGowan, Jr.
Warren D. Harris	Ann L. McKinney
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar

The Equity Group Inc.

800 Third Avenue, 36th Floor

New York, NY 10022

Adam Prior, Senior Vice President

Phone: (212) 836-9606, aprior@equityny.com

Terry Downs, Associate

Phone: (212) 836-9615, tdowns@equityny.com

Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            3

Financial and Portfolio Overview

For the Three Months Ended June 30, 2014

Financial Results
Net loss attributable to Wheeler REIT common shareholders	($2,247,545)
Net loss per basic and diluted share	($0.31)
Funds from operations (FFO) available to common shareholders and common unitholders	($593,052)
FFO per common share and common unit	($0.06)
Core FFO	$60,265
Core FFO per common share and common unit	$0.01

Assets
Investment Properties, net	$100,553,283
Total Assets	$140,152,297
Debt to Total Assets	68.0%

Market Capitalization
Common shares outstanding	7,421,852
Common units outstanding	1,803,742
Total common shares and common units	9,225,594
Range of closing prices for the second quarter 2014	$4.40-$4.89
Closing price at second quarter end	$4.76
Total number of preferred shares (Series A and B)	829,809
Total debt	$95,236,145
Market capitalization (as of June 30, 2014 closing stock price)	$35,328,016

Portfolio Summary
Total Gross Leasable Area (GLA)	1,294,572 sq. ft.
Occupancy Rate	94.7%
Annualized Base Rent	$11,752,141
Total number of leases signed or renewed during the second quarter of 2014	9
Total sq. ft. leases signed or renewed during the second quarter of 2014	51,590 sq. ft.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	June 30, 2014	December 31, 2013
	(unaudited)
ASSETS:
Investment properties, net	$100,553,283	$101,772,335
Cash and cash equivalents	16,243,867	1,155,083
Rents and other tenant receivables, net	1,663,027	1,594,864
Deferred costs and other assets, net	21,692,120	20,847,984

Total Assets	$140,152,297	$125,370,266

LIABILITIES:
Loans payable	$95,236,145	$94,562,503
Below market lease intangible, net	2,610,379	2,674,566
Accounts payable, accrued expenses and other liabilities	3,361,048	2,526,388

Total Liabilities	101,207,572	99,763,457

Commitments and contingencies	—	—
EQUITY:
Series A preferred stock (no par value, 4,500 shares authorized, 1,809 and no shares issued and outstanding, respectively)	1,458,050	1,458,050
Series B preferred stock (no par value, 1,000,000 shares authorized, 828,000 and no shares issued and outstanding, respectively)	18,738,515	—
Common stock ($0.01 par value, 75,000,000 shares authorized, 7,421,852 and 7,121,000 shares issued and outstanding, respectively)	74,218	71,210
Additional paid-in capital	28,092,906	28,169,693
Accumulated deficit	(16,274,152)	(11,298,253)

Total Shareholders’ Equity	32,089,537	18,400,700
Noncontrolling interests	6,855,188	7,206,109

Total Equity	38,944,725	25,606,809

Total Liabilities and Equity	$140,152,297	$125,370,266

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
REVENUE:
Rental revenues	$2,999,290	$1,425,462	$5,948,100	$2,818,494
Other revenues	634,404	203,518	1,349,746	428,402

Total Revenue	3,633,694	1,628,980	7,297,846	3,246,896

OPERATING EXPENSES:
Property operations	909,037	284,868	1,832,219	585,570
Depreciation and amortization	1,735,944	684,554	3,521,546	1,332,686
Provision for credit losses	(28,032)	22,903	(28,032)	37,903
Corporate general & administrative	1,385,549	1,572,775	2,217,867	2,156,567

Total Operating Expenses	4,002,498	2,565,100	7,543,600	4,112,726

Operating Loss	(368,804)	(936,120)	(245,754)	(865,830)
Interest expense	(1,536,637)	(446,087)	(2,905,575)	(995,715)

Net Loss	(1,905,441)	(1,382,207)	(3,151,329)	(1,861,545)
Less: Net loss attributable to noncontrolling interests	(81,451)	(111,248)	(168,703)	(156,904)

Net Loss Attributable to Wheeler REIT	(1,823,990)	(1,270,959)	(2,982,626)	(1,704,641)
Preferred stock dividends	(423,555)	(22,500)	(464,258)	(22,500)

Net Loss Attributable to Wheeler REIT Common Shareholders	$(2,247,545)	$(1,293,459)	$(3,446,884)	$(1,727,141)

Loss per share:
Basic and Diluted	$(0.31)	$(0.39)	$(0.47)	$(0.52)

Weighted-average number of shares:
Basic and Diluted	7,329,788	3,301,502	7,258,068	3,301,502

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries

Reconciliation of Non-GAAP Measures

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Total FFO	$(169,497)	$(697,653)	$370,217	$(528,859)
Preferred stock dividends	(423,555)	(22,500)	(464,258)	(22,500)

Total FFO available to common shareholders and common unitholders	(593,052)	(720,153)	(94,041)	(551,359)

Legal and accounting costs for acquisitions	343,000	985,000	400,000	985,000
Share-based compensation	145,000	—	145,000	—
Other noncash adjustments	165,317	198,437	228,844	27,902

Total Core FFO	$60,265	$463,284	$679,803	$461,543

Weighted Average Common Shares	7,329,788	3,301,502	7,258,068	3,301,502
Weighted Average Common Units	1,863,942	1,858,068	1,935,741	1,858,068

Total Common Shares and Units	9,193,730	5,159,570	9,193,809	5,159,570

FFO per Common Share and Common Unit	$(0.06)	$(0.14)	$(0.01)	$(0.11)

Core FFO per Common Share and Common Unit	$0.01	$0.09	$0.07	$0.09

Property Net Operating Income	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Property Revenues	$3,633,694	$1,628,980	$7,297,846	$3,246,896
Property Expenses	909,037	284,868	1,832,219	585,570

Property Net Operating Income	2,724,657	1,344,112	5,465,627	2,661,326

Depreciation and amortization	1,735,944	684,554	3,521,546	1,332,686
Provision for credit losses	(28,032)	22,903	(28,032)	37,903
Corporate general & administrative	1,385,549	1,572,775	2,217,867	2,156,567

Total Other Operating Expenses	3,093,461	2,280,232	5,711,381	3,527,156

Interest Expense	1,536,637	446,087	2,905,575	995,715

Net Loss	$(1,905,441)	$(1,382,207)	$(3,151,329)	$(1,861,545)

EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net Loss	$(1,905,441)	$(1,382,207)	$(3,151,329)	$(1,861,545)
Add back: Depreciation and amortization	1,735,944	684,554	3,521,546	1,332,686
Interest Expense	1,536,637	446,087	2,905,575	995,715

EBITDA	$1,367,140	$(251,566)	$3,275,792	$466,856

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            7

Debt Summary

(as of June 30, 2014)

Loans Payable: $95.2 million

Weighted Average Interest Rate: 5.39%

Total Debt to Total Assets: 68.0%

Maturities by Year	Amount	% Total Maturities
2015	$9,281,296	9.75%
2016	19,912,015	20.91%
2017	9,732,404	10.22%
2018	11,910,283	12.51%
2019	7,577,403	7.96%
Thereafter	36,822,744	38.65%

Total principal maturities	$95,236,145	100.00%

Property/Description	Monthly Payment	Interest Rate	Maturity	June 30, 2014	December 31, 2013
				(unaudited)
Shoppes at Eagle Harbor	$24,692	4.34%	March 2018	$3,839,802	$3,905,321
Lumber River Plaza	$18,414	5.65%	May 2015	2,934,581	2,973,987
Monarch Bank Building	$9,473	4.15%	December 2017	1,457,284	1,483,230
Perimeter Square	$28,089	6.38%	June 2016	4,356,149	4,417,812
Riversedge North	$13,556	6.00%	January 2019	1,029,539	2,061,790
Walnut Hill Plaza	$25,269	6.75%	April 2014	3,430,592	3,464,465
Harps at Harbor Point	$18,122	3.99%	December 2015	3,293,831	3,335,628
Twin City Commons	$17,827	4.86%	January 2023	3,304,682	3,330,108
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	6,329,491	6,409,077
Bixby Commons	Interest only	2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only	4.50%	May 2015	2,000,000	2,000,000
Forrest Gallery	$50,973	5.40%	September 2023	9,075,000	9,075,000
Jenks Reasors	Interest only	4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$50,797	5.56%	September 2023	8,803,488	8,859,888
Starbucks/Verizon	$7,405	6.50%	July 2015	596,706	621,197
Winslow Plaza	Interest only	5.22%	December 2015	5,000,000	5,000,000
Senior convertible notes	Interest only	9.00%	December 2018	6,000,000	6,000,000
Senior non-convertible notes	Interest only	9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only	9.00%	January 2016	2,160,000	—
South Carolina Food Lions Note	Interest only	5.25%	January 2024	12,375,000	12,375,000

Total Loans Payable				$95,236,145	$94,562,503

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            8

Portfolio Summary

(as of June 30, 2014)

Property	Location	Year Built/ Renovated	Net Rentable Square Feet	Number of Tenants	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Amscot	Tampa, FL	2004	2,500	1	100.0%	$100,738	$40.30
Bixby Commons	Bixby, OK	2012	75,000	1	100.0%	768,500	10.25
Clover Plaza	Clover, SC	1990	45,575	10	100.0%	348,327	7.64
Forrest Gallery	Tullahoma, TN	1987	214,451	26	91.2%	1,170,467	5.94
Harps	Grove, OK	2012	31,500	1	100.0%	364,432	11.57
Jenks Plaza	Jenks, OK	2007	7,800	5	100.0%	140,152	17.97
Jenks Reasors	Jenks, OK	2011	81,000	1	100.0%	912,000	11.26
Lumber River Village	Lumberton, NC	1985/1997-98 (expansion) /2004	66,781	12	100.0%	497,466	7.45
Monarch Bank	Virginia Beach, VA	2002	3,620	1	100.0%	243,241	67.19
Perimeter Square	Tulsa, OK	1982-1983	58,277	8	95.7%	674,973	12.10
Riversedge North	Virginia Beach, VA	2007	10,550	1	100.0%	294,056	27.87
Shoppes at TJ Maxx	Richmond, VA	1982/1999	93,552	15	88.8%	933,555	11.24
South Square	Lancaster, SC	1992	44,350	5	89.9%	316,650	7.95
Starbucks/ Verizon	Virginia Beach, VA	1985/2012	5,600	2	100.0%	185,695	33.16
St. George Plaza	St. George, SC	1982	59,279	6	85.8%	353,783	6.96
Surrey Plaza	Hawkinsville, GA	1993	42,680	5	100.0%	290,745	6.81
Tampa Festival	Tampa, FL	1965/2009/ 2012	137,987	22	100.0%	1,211,410	8.78
Eagle Harbor	Carrollton, VA	2009	23,303	7	100.0%	445,386	19.11
Twin City Commons	Batesburg-Leesville, SC	1998/2002	47,680	5	100.0%	449,194	9.42
Walnut Hill Plaza	Petersburg, VA	1959/2006/ 2008	89,907	12	87.5%	631,969	8.03
Waterway Plaza	Little River, SC	1991	49,750	9	97.6%	424,313	8.74
Westland Square	West Columbia, SC	1986/1994	62,735	6	83.1%	414,086	7.94
Winslow Plaza	Sicklerville, NJ	1990/2009	40,695	16	94.1%	581,003	14.70

Total			1,294,572	177	94.7%	$11,752,141	$9.59

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            9

Top Ten Tenants by Annualized Base Rent

(as of June 30, 2014)

Total Tenants : 177

Tenants	Total Net Rentable Square Feet	% of Total Net Rentable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1. Food Lion	146,280	11.30%	$941	8.01%	$6.43
2. Reasor’s Foods	81,000	6.26%	912	7.76%	11.26
3. Bi-Lo	75,498	5.83%	576	4.90%	7.63
4. Associated Wholesale Grocers	75,000	5.79%	769	6.54%	10.25
5. Family Dollar	57,427	4.44%	359	3.05%	6.25
6. Kroger	48,780	3.77%	279	2.37%	5.72
7. Winn Dixie	45,600	3.52%	239	2.03%	5.24
8. Peebles	32,680	2.52%	173	1.47%	5.29
9. TJ Maxx	32,400	2.50%	294	2.50%	9.07
10. Harvey’s Supermarket	29,000	2.24%	187	1.59%	6.45

	623,665	48.17%	$4,729	40.22%	$7.58

Leasing Summary

(as of June 30, 2014)

Gross Leasable Area: 1,294,572 square feet

Total Square Footage Leased: 1,225,938 square feet

Occupancy Rate: 94.7%

Lease Expiration Schedule

Year	Number of Expiring Leases	Total Expiring Net Rentable Square Footage	% of Total Expiring Net Rentable Square Footage	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	68,634	5.30%	$—	—	$—
2015	31	72,246	5.58%	881	7.50%	12.19
2016	30	191,003	14.75%	1,635	13.91%	8.56
2017	36	181,534	14.02%	1,479	12.58%	8.15
2018	33	365,590	28.24%	3,204	27.26%	8.76
2019	18	95,009	7.34%	952	8.10%	10.02
2020	12	51,094	3.95%	577	4.91%	11.29
2021	2	5,496	0.42%	94	0.80%	17.10
2022	3	51,530	3.98%	493	4.19%	9.57
2023	3	80,600	6.23%	955	8.13%	11.85
2024 and thereafter	9	131,836	10.19%	1,482	12.62%	11.24

		1,294,572	100.00%	$11,752	100.00%	$9.59

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            10

Definitions

Funds from Operations (FFO): an alternative measure of a REITs operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.

Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements and acquisition costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interest, and depreciation and amortization, from income from continuing operations.

Net Operating Income (NOI): Wheeler believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            11

apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company’s results, margins and returns. NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data            12